UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2022

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

101 15th Street
San Francisco,	California		94103
(Address of principal executive offices)			(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencements communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On May 11, 2022, Sonder Holdings Inc. (the “Company” or “Sonder”) issued a Shareholder Letter announcing its financial results for the quarter ended March 31, 2022. A copy of the Shareholder Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including the Shareholder Letter attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission (“SEC”), whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events

The Company recognizes that in today’s environment, its current and potential investors, the media and others interested in Sonder look to social media and other Internet sources for information about the Company. The Company believes that these sources represent important communications channels for disseminating information about Sonder, including information that could be deemed to constitute material non-public information.

Accordingly, the Company is using this Current Report on Form 8-K to update the Company’s channels of distribution for information disclosed pursuant to Regulation FD. Investors and others should note that the Company announces material financial information using its investor relations website (investors.sonder.com), filings made with the SEC, press releases, public conference calls, and webcasts. The Company intends to also use the following channels to provide updates to the public about its business, financial performance, activities, personnel-related matters, market and industry developments, and other related matters.

•Sonder’s LinkedIn: https://www.linkedin.com/company/sonder-inc/

•Sonder’s Twitter Feed: https://twitter.com/sonderstays

•Francis Davidson’s Personal Twitter Feed: https://twitter.com/fdavidsont

The Company uses these channels to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. The information that the Company posts on these channels could be deemed to be material information. As a result, the Company encourages investors, the media, and others interested in Sonder to review the information that the Company posts on these channels. This list of channels may be updated from time to time on Sonder’s investor relations website and/or filings made with the SEC.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Shareholder Letter, dated May 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: May 11, 2022	By:	/s/ Sanjay Banker
	Name:	Sanjay Banker
	Title:	President and Chief Financial Officer